SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):              DECEMBER 8, 1998
                                                   -----------------------------


                                HEICO CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA

--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

        001-04604                                         65-0341002
-----------------------------                 ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

                                3000 TAFT STREET
                            HOLLYWOOD, FLORIDA 33021

--------------------------------------------------------------------------------
                         (Address of principal offices)

Registrant's telephone number, including area code:              (954) 987-6101
                                                     --------------------------


-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to an Asset Purchase Agreement dated as of December 4, 1998 (the "Asset Purchase Agreement"), effective December 4, 1998, the Registrant, through a corporation wholly owned by its 80% owned subsidiary, HEICO Aerospace Holdings Corp. ("HEICO Aerospace"), acquired substantially all of the assets of Rogers-Dierks, Inc. ("Rogers-Dierks"). The closing of the transaction occurred on December 8, 1998. In consideration of this acquisition, the Registrant paid $14,134,000 in cash at the closing, and committed to pay approximately $1,057,000 in deferred payments over the next two years. Subject to meeting certain earnings objectives, Rogers-Dierks could receive additional consideration of up to $7,334,000 payable in cash or shares of the Registrant's Class A Common Stock. The purchase price will be adjusted based on the actual net worth of Rogers-Dierks as of December 4, 1998. The purchase price of the assets was determined through arms-length negotiations. This acquisition is being accounted for using the purchase method of accounting.

Rogers-Dierks formerly designed and manufactured FAA-approved, factory-new jet engine replacement parts for sale directly to airlines and airmotives. The Registrant intents to continue to use the acquired assets for the same purposes as formerly used by Rogers-Dierks.

Subsequent to the closing of the transaction, Lufthansa Technik AG, which holds a 20% equity interest in HEICO Aerospace, made an additional investment of $3 million in HEICO Aerospace.

The source of the purchase price was proceeds from a $120 million revolving credit facility entered into by the Registrant on July 30, 1998.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)               Financial statements of businesses acquired

                  The financial statements of Rogers-Dierks, Inc. required by Rule 3-05(b) of Regulation S-X are not included herein and will be filed by amendment to this report on or before February 21, 1999.

(b)               Pro forma financial information

                  The unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X are not included herein and will be filed by amendment to this report on or before February 21, 1999.

(c)      Exhibits

         2.1 Asset Purchase Agreement dated as of December 4, 1998 among RDI Acquisition Corp., HEICO Aerospace Holdings Corp., HEICO Corporation, Rogers-Dierks, Inc., William Rogers and John Dierks (without schedules and exhibits).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEICO CORPORATION

Date: December 22, 1998
                                       /s/ Thomas S. Irwin
                                  By: -------------------------------------
                                      Thomas S. Irwin, Executive Vice President
                                      and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT    DESCRIPTION
-------    -----------
  2.1 Asset Purchase Agreement dated as of December 4, 1998 among RDI Acquisition Corp., HEICO Aerospace Holdings Corp., HEICO Corporation, Rogers-Dierks, Inc., William Rogers and John Dierks (without schedules and exhibits).